UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BIG 5 SPORTING GOODS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BIG 5 SPORTING GOODS CORPORATION

2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

April 27, 2004

Dear Fellow Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation (the “Company”), to be held at the Marriott Manhattan Beach, 1400 Parkview Avenue, Manhattan Beach, California 90266-3714 on June 2, 2004 at 10:00 a.m. local time.

      At the annual meeting, you will be asked to consider and vote upon the following matters:

1.	The election of two Class B directors to the Company’s board of directors, each to hold office until the 2007 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified); and

2.	The transaction of such other business as may properly come before the Annual Meeting.

      Accompanying this letter is the formal Notice of Annual Meeting, Proxy Statement, Proxy Card relating to the meeting and the Company’s 2003 Annual Report on Form 10-K.

      Your vote is very important regardless of how many shares you own. We hope you can attend the annual meeting in person. However, whether or not you plan to attend the annual meeting, please complete, sign, date and return the Proxy Card in the enclosed envelope. If you attend the annual meeting, you may vote in person if you wish, even though you may have previously returned your Proxy Card.

Sincerely,

Steven G. Miller
Chairman of the Board, President
and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2004
ANNUAL MEETING
PROPOSAL 1 ELECTION OF DIRECTORS

BIG 5 SPORTING GOODS CORPORATION

2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 2, 2004

TO THE STOCKHOLDERS OF BIG 5 SPORTING GOODS CORPORATION:

      NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation, a Delaware corporation, will be held on June 2, 2004 at 10:00 a.m. local time, at the Marriott Manhattan Beach, 1400 Parkview Avenue, Manhattan Beach, California 90266-3714 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon:

1.	The election of two Class B directors to the Company’s board of directors, each to hold office until the 2007 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified); and

2.	The transaction of such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.

      Only stockholders of record of the Company’s common stock at the close of business on April 22, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company, 2525 East El Segundo Boulevard, El Segundo, California 90245 for at least ten days prior to the meeting and will also be available for inspection at the meeting.

      YOUR VOTE IS VERY IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

      If you plan to attend:

      Please note that admission to the meeting will be on a first-come, first-served basis. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of the Company’s common stock as of the record date, such as the enclosed Proxy or a brokerage statement reflecting stock ownership as of the record date.

BY ORDER OF THE BOARD OF DIRECTORS,

Gary S. Meade
Secretary

El Segundo, California

April 27, 2004

BIG 5 SPORTING GOODS CORPORATION

2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

PROXY STATEMENT RELATING TO

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 2, 2004

      This Proxy Statement is being furnished to the stockholders of Big 5 Sporting Goods Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s board of directors for use at the Annual Meeting of the Company’s stockholders to be held on June 2, 2004 at 10:00 a.m. local time at the Marriott Manhattan Beach, 1400 Parkview Avenue, Manhattan Beach, California 90266-3714, and at any adjournments or postponements thereof (the “Annual Meeting”).

      At the Annual Meeting, holders of the Company’s common stock, $0.01 par value per share, will be asked to vote upon: (i) the election of two Class B directors to the Company’s board of directors, each to hold office until the 2007 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified) and (ii) any other business that properly comes before the Annual Meeting.

      This Proxy Statement and the accompanying Proxy Card are first being mailed to the Company’s stockholders on or about April 27, 2004. The address of the principal executive offices of the Company is 2525 East El Segundo Boulevard, El Segundo, California 90245.

ANNUAL MEETING

Record Date; Outstanding Shares; Quorum

      Only holders of record of the Company’s common stock at the close of business on April 22, 2004 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 22,667,027 shares of common stock outstanding and entitled to vote, held of record by 173 stockholders. A majority, or 11,333,514, of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each of the Company’s stockholders is entitled to one vote, in person or by proxy, for each share of common stock standing in such stockholder’s name on the books of the Company as of the Record Date on any matter submitted to the stockholders.

Voting of Proxies; Votes Required

      Stockholders are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. All properly executed, returned and unrevoked Proxy Cards will be voted in accordance with the instructions indicated thereon. Executed but unmarked Proxy Cards will be voted FOR the election of each director nominee listed on the Proxy Card. The Company’s board of directors does not presently intend to bring any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. By signing the Proxy Cards, stockholders confer discretionary authority on the proxies (who are persons designated by the board of directors) to vote all shares covered by the Proxy Cards in their discretion on any other matter that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting.

      Any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering a written revocation notice to the Secretary of Big 5 Sporting Goods Corporation, 2525 East El Segundo Boulevard, El Segundo, California 90245, (ii) submitting a subsequent valid Proxy Card or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Any notice of revocation sent to the Company must include the stockholder’s name.

      Elections of directors are determined by a plurality of shares of common stock represented in person or by proxy and voting at the Annual Meeting.

Abstentions; Broker Non-Votes; Withheld Votes

      A stockholder may vote to “abstain” on any other proposals which may properly come before the Annual Meeting. If a stockholder votes to “abstain,” such stockholder’s shares will be counted as present at the meeting for purposes of determining a quorum on all matters and for purposes of calculating the vote, but will not be considered to be votes cast with respect to such matters. If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum on all matters, but will not be considered to be votes cast with respect to such matters. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election of directors. In addition, in the election of directors, a stockholder may withhold such stockholder’s vote. Withheld votes will be excluded from the vote and will have no effect on the outcome of such election.

Solicitation of Proxies and Expenses

      This proxy solicitation is made by the Company, and the Company will bear the cost of the solicitation of proxies from its stockholders. The directors, officers and employees of the Company may solicit proxies by mail, telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the Proxy Statement and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

General

      The board of directors consists of three classes, consisting of Class A directors, Class B directors and Class C directors. The terms of office of the Class A directors, Class B directors and Class C directors expire in the year 2006 (Class A), the year 2004 (Class B) and the year 2005 (Class C). Each director holds office until such director’s successor is duly elected and qualified. Directors elected to succeed those directors whose terms then expire will be elected for a three-year term of office.

      Only members of Class B, Sandra N. Bane and Michael D. Miller, are nominees for election to the board of directors at the Annual Meeting. Each Class B director elected will hold office until the 2007 annual meeting of stockholders (and until such director’s successor shall have been duly elected and qualified). Both of the nominees currently serve on the board of directors of the Company.

      Each proxy received will be voted for the election of the persons named below, unless the stockholder signing such proxy withholds authority to vote for one or more of these nominees in the manner described in the proxy. Although it is not contemplated that any nominee named below will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders as directed by the board of directors. Broker non-votes in the election of directors will not be counted as voting at the meeting and therefore will not have an effect on the election of the nominees listed below. Withheld votes will also have no effect on the election of the nominees. The two nominees receiving the highest number of votes from holders of shares of common stock represented and voting at the Annual Meeting will be elected to the board of directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

      Except as set forth below, there are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. Except as disclosed under “Certain Relationships and Related Transactions — Amended and Restated Stockholders Agreement” and “Employment Agreements,” there are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which such person has been or will be selected as a director and/or executive officer of the Company (other than arrangements or understandings with any such director, nominee and/or executive officer acting in such person’s capacity as such). There are no material proceedings to which any of the following is a party adverse to the Company or any of its subsidiaries, or has a material interest that is adverse to the Company or any of its subsidiaries: any director, nominee, officer or affiliate of the Company, any owner of record or beneficial holder of more than five percent (5%) of the outstanding shares of the Company’s common stock or any associate of any such director, nominee, officer, affiliate or security holder.

Nominees for Terms Expiring in 2007 (Class B Directors)

      Sandra N. Bane has served as a director since June 2002. Since 1999, Mrs. Bane has been a principal of Bane Consulting. Mrs. Bane retired from KPMG LLP as an audit partner in 1998 after 23 years with the firm. While at KPMG LLP, Mrs. Bane headed the Western region’s Merchandising practice for the firm, helped establish the Employee Benefits audit specialist program and was partner in charge of the Western region’s Human Resource department for two years. Mrs. Bane serves as a member of the board for several nonprofit institutions in her community and of Transamerica Premier Investment Funds, a mutual fund company. She is also a member of the AICPA and the California Society of Certified Public Accountants. Age: 51.

      Michael D. Miller, Ph.D. has served as a director since 1997. Dr. Miller is a mathematical consultant at The RAND Corporation, an independent nonprofit research and analysis organization, and a visiting professor of mathematics at the University of California at Los Angeles. From 1977 until June 2002, Dr. Miller was a senior mathematician at The RAND Corporation. Dr. Miller is Steven G. Miller’s brother. Age: 54.

Directors Whose Terms Will Expire in 2005 (Class C Directors)

      Jennifer Holden Dunbar has served as a director since February 2004. Since 1994, Ms. Dunbar has served as the President of Willow III, Inc., a personal holding company. From 1994 to 1998, Ms. Dunbar was a partner of Leonard Green & Partners, L.P., a private equity firm. Age: 41.

      Steven G. Miller has served as Chairman of the Board, Chief Executive Officer and President since June 2002, 2000 and 1992, respectively. Steven G. Miller has also served as a director since 1992. In addition, Steven G. Miller served as Chief Operating Officer from 1992 to 2000 and as Executive Vice President, Administration from 1988 to 1992. Steven G. Miller is Michael D. Miller’s brother. Age: 52.

Directors Whose Terms Will Expire in 2006 (Class A Directors)

      G. Michael Brown has served as a director since June 2002. Mr. Brown has been a senior litigation partner with the law firm Musick, Peeler & Garrett LLP since June 2001. Prior to that, Mr. Brown was a partner at the law firm Berger, Kahn, Shafton, Moss, Figler, Simon & Gladstone from 1996 to 2001. Age: 51.

      John G. Danhakl has served as a director since 1997. Mr. Danhakl has been a partner of Leonard Green & Partners, L.P., a private equity firm, since 1995. From 1990 to 1995, Mr. Danhakl was a Managing Director at Donaldson, Lufkin & Jenrette Securities Corporation. Prior to joining Donaldson, Lufkin & Jenrette Securities Corporation, Mr. Danhakl was a Vice President at Drexel Burnham Lambert Incorporated. Mr. Danhakl is also a member of the board of directors of Arden Group, Inc., Twinlab Corporation, Leslie’s Poolmart, Inc., Liberty Group Publishing, Inc., VCA Antech, Inc., Petco Animal Supplies, Inc., MEMC Electronic Materials, Inc., Phoenix Scientific Inc., Rite Aid Corporation, AsianMedia and Diamond Triumph Auto Glass, Inc. Age: 48.

Board Meetings and Committees

      The board of directors of the Company held five meetings during the fiscal year ended December 28, 2003 and acted by unanimous written consent on two occasions. During the fiscal year ended December 28, 2003, each incumbent director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the board of directors, and (ii) the total number of meetings of the committees on which such director served (in each case, during the periods that such director served). It is the policy of the board of directors that directors who are nominees for election to the board of directors at the Corporation’s annual meeting of stockholders should attend such annual meeting, except in the case of extenuating or exceptional circumstances. Five directors attended the Company’s 2003 annual meeting of stockholders.

      The board of directors consists of three classes: Class A directors, Class B directors and Class C directors. The terms of office of the Class A directors, Class B directors and Class C directors expire in the year 2006 (Class A), the year 2004 (Class B) and the year 2005 (Class C). Directors are elected to three-year terms. Each director holds office until such director’s successor is duly elected and qualified. It is the policy of the board of directors that a majority of the board of directors shall be “independent” as that term is defined in Marketplace Rule 4200(a)(15) of the Nasdaq National Market’s listing standards. The board of directors has determined that Sandra N. Bane, G. Michael Brown, Jennifer Holden Dunbar and John G. Danhakl, each of whom is a current member of the board of directors, is independent.

     Director Qualifications and Nominations Process

      The board of directors does not have a nominating or similar committee and therefore has not adopted a written charter for such a committee. It is the policy of the board of directors that, in addition to being approved by a majority of the board of directors, each nominee must be approved by a majority of the independent directors then serving. The board of directors believes that each member of the board of directors should participate in the selection of director nominees and that, because each nominee must be approved by a majority of the independent directors then serving, a separate nominating committee is unnecessary.

      The policy of the board of directors is to recommend and encourage the selection of directors who have achieved success in their personal fields and who demonstrate integrity and high personal and professional ethics, sound business judgment and willingness to devote the requisite time to their duties as director, and who will contribute to the overall corporate goals of the Company. Candidates are evaluated and selected based on their individual merit, as well as in the context of the needs of the board of directors as a whole. In evaluating the suitability of individual candidates for election or re-election to the board of directors, the board of directors takes into account many factors, including understanding of the retail sporting goods industry, sales and marketing, finance and other elements relevant to the Company’s business, educational and professional background, age, and past performance as a director. The board of directors evaluates each individual in the context of the composition and needs of the board of directors as a whole, including the independence requirements imposed by the Nasdaq Stock Market’s National Market and the Securities and Exchange Commission, with the objective of recommending a group that can best perpetuate and build on the success of the business and represent stockholder interests. In determining whether to recommend a director for re-election, the board of directors also considers the director’s past attendance at, and participation in, meetings of the board of directors and its committees and contributions to its activities. The board of directors uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

      Stockholders who have beneficially owned more than five percent of the Corporation’s then-outstanding shares of common stock for a period of at least one year as of the date of making the proposal may propose candidates for consideration by the board of directors by submitting the names and supporting information to: Big 5 Sporting Goods Corporation, Attention: Secretary, 2525 E. El Segundo Blvd, El Segundo, CA 90245-4632. A stockholder recommendation for nomination must be submitted in accordance with the Company’s Amended and Restated Bylaws and must contain the following information about the proposed nominee, as well as documentary support that the stockholder satisfies the requisite stock ownership threshold and holding period: name, age, business and residence addresses, principal occupation or employment, the number of shares of the Company’s common stock held by the nominee, a resume of his or her business and educational background, the information that would be required under the Securities and Exchange Commission’s rules in a proxy statement soliciting proxies for the election of such nominee as a director, and a signed consent of the nominee to serve as a director, if nominated and elected. The board of directors does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder.

     Audit Committee

      The board of directors has a standing audit committee, which is chaired by Sandra N. Bane and currently consists of Ms. Bane, Ms. Dunbar (who succeeded G. Michael Brown as of February 10, 2004) and Mr. Danhakl. Each of the members of the audit committee is “independent” as that term is defined in Marketplace Rule 4200(a)(15) of the Nasdaq National Market’s listing standards and meets the additional audit committee independence requirements set forth in Marketplace Rule 4350(d)(2) of the Nasdaq National Market’s listing standards. The board of directors has determined that Ms. Bane qualifies as an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission.

      On February 10, 2004, the board of directors adopted an amended and restated written charter for the audit committee, which is attached as Appendix A to this proxy statement. The audit committee charter was amended and restated to comply with the requirements of the Sarbanes-Oxley Act of 2002, as well as the requirements of the Securities and Exchange Commission and the Nasdaq Stock Market’s National Market.

      Among other things, the functions of the audit committee are to:

•	be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•	pre-approve all audit and permissible non-audit services to be performed for the Company by its registered public accounting firm in accordance with the provisions of § 10A(i) of the Securities Exchange Act of 1934, as amended;

•	establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	review and discuss with the Company’s management and independent auditors the Company’s audited financial statements, including the adequacy and effectiveness of the Company’s internal accounting controls;

•	discuss with the Company’s management and independent auditors any significant changes to the Company’s accounting principles;

•	review the independence and performance of the Company’s independent auditors; and

•	review from time to time and make recommendations with respect to the Company’s policies relating to management conduct and oversee procedures and practices to ensure compliance with such policies.

      The audit committee held four meetings during the fiscal year ended December 28, 2003.

     Compensation Committee

      The board of directors has a standing compensation committee, which is chaired by Mr. Brown and currently consists of Mr. Brown, Ms. Bane and Mr. Danhakl. Each of the members of the compensation committee is “independent” within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq National Market’s listing standards. Among other things, the function of the compensation committee is to review and recommend to the board of directors the compensation and benefits of the Company’s executive officers and to administer the Company’s 2002 Stock Incentive Plan. Grants of stock options under the Company’s 2002 Stock Incentive Plan to, and compensation for, executive officers are approved by Ms. Bane and Mr. Danhakl, with Mr. Brown either recusing himself or abstaining. Ms. Bane and Mr. Danhakl each is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The compensation committee held two meetings during the fiscal year ended December 28, 2003.

Compensation of Directors

      Directors who are also employees of the Company are compensated as officers of the Company and receive no additional compensation for serving as directors. Non-employee directors receive an annual fee of $15,000 for service on the board of directors, plus $1,000 for each meeting of the board of directors or any committee that they attend. Directors are also reimbursed for all out-of-pocket expenses incurred in attending such meetings. Dr. Miller has agreed to waive his director fees.

Stockholder Communications with the Board of Directors

      Stockholders may send communications about matters of general interest to the stockholders of the Company to the board of directors, the Chairman of the Board, the Chair of the Audit Committee or the Chair of the Compensation Committee at the following address: Big 5 Sporting Goods Corporation, Attention: Secretary, 2525 E. El Segundo Blvd, El Segundo, CA 90245-4632. The Secretary will compile these communications and periodically deliver them to the Chairman of the Board, unless otherwise specifically addressed. Communications relating to accounting, internal controls over financial reporting or auditing matters will be referred to the Chair of the Audit Committee.

Compensation Committee Interlocks and Insider Participation

      For fiscal year 2003, the compensation committee consisted of G. Michael Brown, as Chair, and Sandra N. Bane, neither of whom is or has been an officer or employee of the Company or any of its subsidiaries. Ms. Bane does not have and has not had any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K. Mr. Brown is a partner at the law firm of Musick, Peeler & Garrett LLP. From time to time, the Company retains Musick, Peeler & Garrett LLP to handle various litigation matters.

      No interlocking relationship existed between the board of directors or the compensation committee of the Company and the board of directors or compensation committee of any other company.

Compensation Committee Report on Executive Compensation

      The compensation committee of the board of directors is responsible for making recommendations to the board of directors regarding the annual salaries and other compensation of the executive officers of the Company and providing assistance and recommendations with respect to compensation plans. The compensation committee also has the authority to administer and make award grants under the Company’s 1997 Management Equity Plan and 2002 Stock Incentive Plan.

      The Company’s compensation policy is based on linking executive compensation to the Company’s objectives of growth through increased earnings and maximizing stockholder value. The compensation committee monitors compensation levels for comparable retail companies and evaluates annual compensation on the basis of these compensation trends and the performance of the Company to determine whether adjustments to base salary or bonuses, or both, are appropriate.

      The compensation committee believes that stock ownership by key executives provides valuable performance incentives and helps to align the interests of key executives with the interests of the Company’s stockholders in maximizing stockholder value. While certain executive officers, including the Company’s Chief Executive Officer and President, have significant equity ownership in the Company, the compensation committee believes that additional option grants are appropriate to further align the interests of the Company’s executive officers with the interests of the Company’s stockholders. To facilitate these objectives, the Company adopted the 2002 Stock Incentive Plan, pursuant to which the Company may grant stock options to executives (as well as other employees and directors). The terms of the stock options grants are determined by the compensation committee based upon the position and responsibilities of the key executive, as well as a review of competitive equity compensation of officers of comparable retail companies.

      In accordance with the terms of his employment agreement, Steven G. Miller’s base salary was initially set at $375,000 and was increased in 2003 by the compensation committee to $395,000, with a bonus of $615,000, based on comparable compensation packages provided to executives in similarly situated companies and the compensation committee’s subjective assessment of his performance. See “Employment Agreements.” Mr. Miller also received specified perquisites.

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-traded corporations for compensation in excess of $1,000,000 paid for any fiscal year to certain executive officers, including the chief executive officer. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. Although the Company believes that, in general, its compensation practices should be cost-efficient with respect to taxes, the Company reserves the authority to award compensation that is not deductible under Section 162(m) to the Company’s executive officers to the extent consistent with other compensation objectives.

COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

G. Michael Brown (Chair)
Sandra N. Bane
John G. Danhakl

April 9, 2004

Executive Officers

      The following section sets forth certain information with respect to the Company’s current executive officers (other than Steven G. Miller, whose information is set forth above under “Directors Whose Terms Will Expire in 2005 (Class C Directors)” ):

      Charles P. Kirk has served as Senior Vice President and Chief Financial Officer since 1992. Prior to joining the Company, Mr. Kirk served as Thrifty Corporation’s Director of Planning and Vice President of Planning and Treasury since October 1990. Prior to that, Mr. Kirk held various financial positions with Thrifty Corporation’s former parent, Pacific Enterprises, since 1981. Age: 48.

      Gary S. Meade has served as Senior Vice President since July 2001 and General Counsel and Secretary since 1997. Mr. Meade also served as Vice President from 1997 to 2001. Prior to joining the Company, Mr. Meade was Thrifty Corporation’s Vice President, General Counsel and Secretary since 1992 and Thrifty Corporation’s Vice President — Legal Affairs since 1979. Age: 57.

      Richard A. Johnson has served as Senior Vice President, Store Operations since 1992. Prior to that, Mr. Johnson was Vice President, Store Operations since 1982. Age: 58.

      Thomas J. Schlauch has served as Senior Vice President, Buying since 1992. Prior to that, Mr. Schlauch served as Head of Buying from 1990 to 1992 and as Vice President, Buying from 1982 to 1990. Age: 59.

      Jeffrey L. Fraley has served as Senior Vice President, Human Resources since July 2001. Prior to that, Mr. Fraley served as Vice President, Human Resources from 1992 to 2001. Age: 47.

Executive Compensation

      The following table summarizes the compensation of the Company’s Chief Executive Officer and each of the Company’s four other most highly compensated executive officers for the fiscal year ended December 28, 2003 (collectively, the “Named Executive Officers”):

Summary Compensation Table

					Long-Term Compensation
					Awards
		Annual
		Compensation(1)			Securities	All Other
					Underlying	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)		Options(#)	($)(2)

Steven G. Miller	2003	395,000	615,000		30,000	12,542
Chairman of the Board, President	2002	375,000	953,550	(3)	—	13,955
and Chief Executive Officer	2001	325,000	485,000		—	10,027

Thomas J. Schlauch	2003	221,000	200,000		10,000	12,595
Senior Vice President, Buying	2002	211,000	263,710	(3)	—	14,692
	2001	196,000	160,000		—	10,773

Richard A. Johnson	2003	195,000	180,000		10,000	11,426
Senior Vice President,	2002	185,000	258,452	(3)	—	14,683
Store Operations	2001	168,000	140,000		—	10,627

Charles P. Kirk	2003	205,000	170,000		10,000	12,260
Senior Vice President and	2002	195,000	248,452	(3)	—	12,302
Chief Financial Officer	2001	178,000	125,000		—	8,342

Gary S. Meade	2003	155,000	85,000		10,000	12,260
Senior Vice President,	2002	145,000	95,721	(3)	—	11,537
General Counsel and Secretary	2001	137,000	45,000		—	8,200

(1)	Excludes perquisites and other personal benefits, securities or property. The aggregate amount of such compensation is less than the lesser of either $50,000 or 10 percent of the total of annual salary and bonus reported for each of the named executive officers.

(2)	Represents matching and profit-sharing contributions under the Company’s 401(k) plan, and insurance premiums paid by the Company on split-dollar executive life insurance policies. The Company discontinued such insurance policies in October 2003.

(3)	Amounts include one-time bonuses of $368,550, $73,710, $88,452, $88,452, and $20,271 paid in 2002 to Steven G. Miller, Thomas J. Schlauch, Richard A. Johnson, Charles P. Kirk and Gary S. Meade, respectively, in connection with the Company’s initial public offering, which were funded by a reduction in the redemption price of the Company’s preferred stock.

2003 Option Grants

      The following table shows individual grants of options made to executive officers named in the Summary Compensation Table during fiscal 2003. All of these option grants were made under the 2002 Stock Incentive Plan, and the exercise price was based upon the fair market value of the Company’s common stock on the date of grant.

						Potential Realizable
						Value at Assumed
			% of Total			Annual Rates of
	Number of		Options			Stock Price
	Securities		Granted			Appreciation for
	Underlying		to	Exercise of		Option Term(2)
	Options Granted		Employees	Base	Expiration
Name	(#)(1)		in 2003	Price($/Sh)	Date	5%($)	10%($)

Steven G. Miller	30,000	(3)	8.8	10.32	2/11/13	194,706	493,423
Thomas J. Schlauch	10,000	(4)	2.9	10.32	2/11/13	64,902	164,474
Richard A. Johnson	10,000	(4)	2.9	10.32	2/11/13	64,902	164,474
Charles P. Kirk	10,000	(4)	2.9	10.32	2/11/13	64,902	164,474
Gary S. Meade	10,000	(4)	2.9	10.32	2/11/13	64,902	164,474

(1)	Options are transferable under limited conditions, primarily to accommodate estate planning purposes.

(2)	This column shows the hypothetical gains on the options granted based on assumed annual compound price appreciation of 5% and 10% over the full ten-year term of the options. The assumed rates of 5% and 10% appreciation are mandated by the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future prices.

(3)	These options vest in 48 equal monthly installments commencing on the first day of each month beginning March 1, 2003.

(4)	These options vest annually in four equal installments commencing on the first anniversary following the grant date of February 11, 2003.

Employment Agreements

      The Company has employment agreements with Steven G. Miller, who currently serves Chairman of the Board, President and Chief Executive Officer, and Robert W. Miller, who serves as Chairman Emeritus of the Board.

      Steven G. Miller. Steven G. Miller’s employment agreement provides that he will serve as Chairman of the Board of Directors, Chief Executive Officer and President for a term of four years from any given date, such that there shall always be a minimum of at least four years remaining under his employment agreement. The employment agreement provides for Steven G. Miller to receive an annual base salary of $375,000, subject to annual increase based on comparable compensation packages provided to executives in similarly situated companies, and to participate in a bonus plan based on standards to be established by the compensation committee. Steven G. Miller is also entitled to specified perquisites. In addition, as long as

Steven G. Miller serves as an officer, the Company will use its best efforts to ensure that he continues to serve on the Company’s board of directors and on the board of directors of the Company’s wholly owned subsidiary, Big 5 Corp.

      If Steven G. Miller’s employment is terminated due to his death, the employment agreement provides for accelerated vesting of options that would have been exercisable during half of the remaining scheduled term of the employment agreement and the continuation of family medical benefits for the remaining scheduled term of the employment agreement. If Steven G. Miller’s employment is terminated due to his disability, the employment agreement provides that the Company will pay Steven G. Miller his remaining base salary for half of the remaining scheduled term of the employment agreement and an additional payment equal to two times the greater of (i) his last annual cash bonus or (ii) the average annual cash bonus paid during the last three fiscal years. In addition, the employment agreement provides for accelerated vesting of options that would have been exercisable during half of the remaining scheduled term of the employment agreement and the continuation of specified benefits for such term.

      If Steven G. Miller terminates the employment agreement for good reason or for any reason within six months of a change in control, or if the Company terminates the employment agreement without cause, the employment agreement provides the Company will pay Steven G. Miller his remaining base salary during the remaining scheduled term of the employment agreement and an additional payment equal to three times the greater of (i) his last annual cash bonus or (ii) the average annual cash bonus paid during the last three fiscal years. In addition, the employment agreement provides for accelerated vesting of all of his options and the continuation of specified benefits during the remaining scheduled term of the employment agreement.

      If Steven G. Miller terminates the employment agreement without good reason or the Company terminates the employment agreement for cause, Steven G. Miller is entitled to receive all accrued and unpaid salary and other compensation and all accrued and unused vacation and sick pay.

      Robert W. Miller. Robert W. Miller’s employment agreement provides that he will serve as Chairman Emeritus of the Board of Directors for a term of three years from any given date, such that there shall always be a minimum of at least three years remaining under his employment agreement. The employment agreement provides for Robert W. Miller to receive an annual base salary of $350,000. Robert W. Miller is also entitled to specified perquisites.

      If Robert W. Miller’s employment is terminated by either Robert W. Miller or the Company for any reason, the employment agreement provides that the Company will pay Robert W. Miller his annual base salary and provide specified benefits for the remainder of his life. The employment agreement also provides that in the event Robert W. Miller is survived by his wife, the Company will pay his wife his annual base salary and provide her specified benefits for the remainder of her life.

Audit Committee Pre-approval Policies and Procedures

      The audit committee is required under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission promulgated thereunder to pre-approve the auditing and permissible non-audit services performed by the Company’s independent auditor to provide assurance that the provision of those services does not impair the independence of the auditor. The audit committee has adopted a pre-approval policy to assist it in carrying out this responsibility.

      Under the pre-approval policy, the annual audit services engagement terms and fees are subject to the specific pre-approval of the audit committee. The audit committee will approve, if necessary, any changes in terms, conditions and/or fees resulting from changes in audit scope, the Company’s organizational structure or other matters. In addition, if the audit committee, after reviewing documentation detailing the specific services to be provided by the independent auditors and having discussions with management, determines that the performance of such services would not impair the independence of the independent auditor, the audit committee may also approve (i) audit-related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor, (ii) tax services such as tax compliance, tax planning and tax advice and/or (iii) permissible non-audit services that it believes are routine and recurring services.

      All audit and permissible non-audit services provided by KPMG LLP to the Company for the fiscal years ended 2003 and 2002 were pre-approved in accordance with the Company’s pre-approval policies and procedures.

Fees Billed by KPMG LLP

      The aggregate fees billed for professional services provided by KPMG LLP in fiscal years 2003 and 2002 were:

Type of Fees	2003	2002

Audit Fees	$337,500	$495,100
Audit-related Fees	21,500	21,000
Tax Fees	133,720	117,200
All Other Fees	0	0

Total Fees	$492,720	$633,300

      In the above table, in accordance with the definitions of the Securities and Exchange Commission, “audit fees” are fees paid by the Company to KPMG LLP for the audit of the Company’s consolidated financial statements included in its annual report on Form 10-K and review of the unaudited financial statements included in its quarterly reports on Form 10-Q or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. In fiscal 2003, audit fees included fees for services related to review of the Company’s registration statement for its secondary offering of common stock in the fourth quarter. In fiscal 2002, audit fees included fees for services related to review of the Company’s registration statement for its initial public offering.

      “Audit-related Fees” are fees billed by KPMG LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. In fiscal 2003 and fiscal 2002, audit-related fees consisted of services related to audits of the Company’s benefit plan.

      “Tax Fees” are fees for tax compliance, tax advice and tax planning. In fiscal 2003, tax fees also included fees for tax advisory services relating to state and local taxes and unclaimed property regulations. For fiscal 2002, tax fees also included fees for tax advisory services relating to state and local taxes.

      “All Other Fees” are fees billed by KPMG LLP to the Company for any services not included in the first three categories.

Audit Committee Report

      The Company’s management has primary responsibility for the Company’s financial statements and overall reporting process, including the Company’s system of internal controls over financial reporting. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discuss with the audit committee any issues that the independent auditors believe should be brought to its attention. The audit committee oversees and monitors the Company’s financial reporting process and the quality of its internal and external audit process.

      The audit committee has reviewed the Company’s audited financial statements for the fiscal year ended December 28, 2003 and the notes thereto and discussed such financial statements with management and the independent auditors. Management has represented to the audit committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

      The audit committee has discussed with KPMG LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, the independent auditors’ responsibilities, any significant issues arising during the audit and any other matters related to the conduct of the audit of the Company’s financial statements.

      The audit committee has received the written disclosures and the letter from KPMG LLP regarding its independence as required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence from the Company. In addition, the audit committee concluded that KPMG LLP’s provision of non-audit services to the Company and its subsidiaries, as described above, is compatible with maintaining KPMG LLP’s independence.

     Conclusion

      Based on the review and discussions referred to above, the audit committee recommended to the Company’s board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2003 for filing with the Securities and Exchange Commission.

SUBMITTED BY AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Sandra N. Bane (Chair)
G. Michael Brown
John G. Danhakl

April 9, 2004

PERFORMANCE GRAPH

      Set forth below is a graph comparing the cumulative total stockholder return for the Company’s common stock with the cumulative total return of (i) the Nasdaq Market Index and (ii) the Nasdaq Retail Index. The graph covers the period from June 25, 2002, the first trading date for the Company’s common stock, to December 28, 2003, the last day of the Company’s fiscal year. This graph shows historical stock price performance (including reinvestment of dividends) and is not necessarily indicative of future performance.

Comparison of 18 Month Cumulative Total Return*

Among Big 5 Sporting Goods Corporation, the NASDAQ Stock Market (U.S.) Index
and the NASDAQ Retail Trade Index

*	Assumes $100 invested on June 25, 2002 in the Company’s common stock, the Nasdaq Market Index and the Nasdaq Retail Index. Total return assumes reinvestment of dividends. (The Company has not paid any dividends to date.)

Certain Relationships and Related Transactions

Relationship with Pacific Enterprises, Thrifty Corporation and Rite Aid Corp.

      Prior to September 1992, the predecessor to what is now the Company’s wholly owned operating subsidiary, Big 5 Corp., was a wholly owned subsidiary of Thrifty Corporation, which in turn was a wholly owned subsidiary of Pacific Enterprises. In December 1996, Thrifty Corporation was acquired by Rite Aid Corp.

      As a result of the Company’s prior relationship with Thrifty Corporation and its affiliates, the Company continues to maintain certain relationships with Rite Aid Corp. and Sempra Energy, the successor to Pacific Enterprises. These relationships include continuing indemnification obligations of Sempra Energy to the Company for certain environmental matters and obligations under ERISA arising out of Pacific Enterprises’ prior ownership of all of the capital stock of Thrifty Corporation and the predecessor to what is now the Company’s wholly owned subsidiary, including (1) indemnification for certain environmental liability costs incurred by the Company resulting from a contravention of applicable law relating to the prior and then existing use and ownership of the properties and assets (including all real estate) previously owned by Pacific Enterprises and (2) indemnification for certain liability costs incurred by the Company resulting from a contravention by Pacific Enterprises of any applicable law relating to benefit plans sponsored by Thrifty PayLess, Inc. or Thrifty Corporation. The indemnification obligations of Sempra Energy relating to environmental liabilities, which pursuant to their terms are limited in scope and aggregate maximum dollar amounts, will continue until September 25, 2012, while the indemnification obligations relating to Sempra Energy’s obligations under ERISA will continue until the expiration of all applicable statutes of limitations. Green Equity Investors III, L.P., an affiliate of Leonard Green & Partners, L.P. and which was until November 21, 2003, the owner of more than 5% of the Company’s outstanding shares of common stock, holds convertible preferred stock in Rite Aid Corp. that, if converted, would represent approximately 12% of its outstanding stock.

Amended and Restated Stockholders Agreement

      The Company had an amended and restated stockholders agreement with Green Equity Investors, L.P., Robert W. Miller and Steven G. Miller. In accordance with the terms of the amended and restated stockholders agreement, Green Equity Investors, L.P. designated Mr. Danhakl for nomination to the board of directors at the 2003 annual meeting of stockholders, and Robert W. Miller and Steven G. Miller voted all of their common stock in favor of electing Green Equity Investors, L.P.’s nominee. The amended and restated stockholders agreement terminated pursuant to its terms subsequent to the Company’s secondary offering in November 2003.

Legal Services

      G. Michael Brown is a partner of the law firm of Musick, Peeler & Garrett LLP. From time to time, the Company retains Musick, Peeler & Garrett LLP to handle various litigation matters.

Employment Agreement

      The Company has an employment agreement with Robert W. Miller, who serves as Chairman Emeritus of the board of directors. See “Employment Agreements.” Robert W. Miller is the father of Steven G. Miller and Michael D. Miller.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based solely upon review of copies of Section 16(a) reports furnished to the Company during or with respect to the year ended December 28, 2003, the Company believes that all Section 16(a) reporting requirements were met during fiscal 2003, except that Jeffrey L. Fraley, Richard A. Johnson, Charles P. Kirk, Gary S. Meade, Steven G. Miller and Thomas J. Schlauch each did not timely report options granted to them by the Company pursuant to the 2002 Stock Incentive Plan on February 11, 2003.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information regarding beneficial ownership of the Company’s common stock as of April 15, 2004 by:

•	each of the individuals listed under “Executive Compensation” on page 9;

•	each of the Company’s directors;

•	each person, or group or affiliated persons, who is known by the Company to beneficially own more than 5% the Company’s common stock; and

•	all current directors and executive officers as a group.

      Except as otherwise indicated in the footnotes below, each beneficial owner has the sole power to vote and to dispose of all shares held by that holder. Percentage ownership is based on 22,666,477 shares of common stock outstanding as of April 15, 2004.

	Beneficial Ownership of
	Common Stock

Name(1)	Shares		Percent(%)

Steven G. Miller	1,067,500	(2)	4.7
Michael D. Miller	530,000	(3)	2.3
Thomas J. Schlauch	108,500	(4)	*
Richard A. Johnson	239,100	(5)	1.1
Charles P. Kirk	254,100	(6)	1.1
Gary S. Meade	29,325	(7)	*
Sandra N. Bane	0		0
G. Michael Brown	0		0
John G. Danhakl	65,978	(8)	*
Jennifer Holden Dunbar	2,394	(9)	*
All directors and executive officers as a group	2,371,097	(10)	10.4
5% Stockholders
Gilder, Gagnon, Howe & Co. LLC(11)	1,637,522		7.2
FMR Corp.(12)	1,750,144		7.7
Neuberger Berman, Inc.(13)	2,467,549		10.9
Wasatch Advisors, Inc.(14)	3,167,426		14.0

*	Indicates less than 1%.

(1)	The address for each stockholder is 2525 East El Segundo Boulevard, El Segundo, California 90245, except as otherwise indicated below.

(2)	Represents 1,055,000 shares of common stock held by Steven G. Miller and Jacquelyne G. Miller, as trustees of the Steven G. Miller and Jacquelyne G. Miller Trust dated September 13, 1990. Jacquelyne G. Miller shares beneficial ownership of these shares with Steven G. Miller. Also includes 12,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 15, 2004.

(3)	Represents 530,000 shares of common stock held by Michael D. Miller, Trustee of the Miller Living Trust dated December 11, 1997.

(4)	Includes 2,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 15, 2004.

(5)	Includes 2,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 15, 2004.

(6)	Includes 2,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 15, 2004.

(7)	Includes 2,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 15, 2004.

(8)	Includes 1,247 shares of common stock owned directly by John G. Danhakl, 11,097 shares of common stock owned by Mr. Danhakl and his wife, Kathy Danhakl, as joint tenants, and 53,634 shares of common stock owned by the Danhakl Revocable Trust. The address for Mr. Danhakl is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025.

(9)	Represents 2,394 shares of common stock held by Jennifer Holden Dunbar, Trustee of the Lilac II Trust dated June 28, 2000.

(10)	Includes 24,500 shares which the directors and executive officers may be deemed to have beneficial ownership with respect to options to purchase the Company’s common stock exercisable within 60 days of April 15, 2004.

(11)	The address for Gilder, Gagnon, Howe & Co. LLC is 1775 Broadway, 26th Floor, New York, New York 10019, as reported in the Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004.

(12)	The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109, as reported in the Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004.

(13)	The address for Neuberger Berman, Inc. is 605 Third Ave., New York, NY, 10158-3698, as reported in the Schedule 13G filed with the Securities and Exchange Commission on January 8, 2004.

(14)	The address for Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, UT 84111, as reported in the Schedule 13G/ A filed with the Securities and Exchange Commission on February 18, 2004.

Stockholder Proposals

      In order to be eligible for inclusion in the Company’s proxy statement and proxy card for the next annual meeting of the Company’s stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be received by the Secretary of the Company at its principal executive officers no later than December 29, 2004. Further, in order for the stockholder proposals to be eligible to be brought before the Company’s stockholders at the next annual meeting, the stockholder submitting such proposals must also comply with the procedures, including the deadlines, required by the Company’s Amended and Restated Bylaws. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company’s proxy statement. The Company will provide a copy of its Amended and Restated Bylaws to any stockholder of record upon written request.

Annual Report on Form 10-K

      The Company’s Annual Report on Form 10-K was mailed to stockholders with this Proxy Statement and contains financial and other information about the Company.

      The information set forth under “Audit Committee,” “Compensation Committee Report on Executive Compensation,” “Audit Committee Report” and “Performance Graph” shall not be deemed filed with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

      THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL YEAR 2003 TO ANY BENEFICIAL OWNER OF THE COMPANY’S COMMON STOCK AS OF THE RECORD DATE UPON WRITTEN REQUEST TO BIG 5 SPORTING GOODS CORPORATION, 2525 EAST EL SEGUNDO BOULEVARD, EL SEGUNDO CALIFORNIA, 90245, ATTENTION: SECRETARY.

Other Matters

      Management knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the proxyholders to vote the shares represented by the proxies on such matters in accordance with the recommendation of the board of directors and authority to do so is included in the proxy.

APPENDIX A

Big 5 Sporting Goods Corporation

Charter for Audit Committee

(amended and restated February 10, 2004)

ARTICLE I

FORMATION

      The Board of Directors (the “Board ”) of Big 5 Sporting Goods Corporation (the “Corporation”) has established the Audit Committee (the “Committee”) pursuant to Section 141(c)(2) of the Delaware General Corporation Law and Article IV, Section 1 of the Corporation’s Bylaws.

ARTICLE II

PURPOSE

      1. The purpose of the Committee is to oversee the accounting and financial reporting processes of the Corporation and the audits of the Corporation’s financial statements.

      2. Management is responsible for preparing the Corporation’s financial statements and for their accuracy and the Corporation’s independent auditors are responsible for auditing those financial statements. While the Committee has certain authority and oversight responsibilities under this Charter, it is not the responsibility of the Committee to plan or conduct audits. In the absence of their possession of reason to believe that such reliance is unwarranted, the members of the Committee may rely without independent verification on the information provided to them and on the representations made by the Corporation’s management and the Corporation’s independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s authority and oversight responsibilities do not assure that the audits of the Corporation’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s independent auditors are in fact “independent.”

ARTICLE III

COMPOSITION

      The Committee shall consist of at least three directors, each of whom shall meet the independence requirements of the Nasdaq National Market, the Securities and Exchange Commission and any other applicable law (except as may be allowed by those requirements in exceptional circumstances). In addition, no person may be a member of the Audit Committee who has participated in the preparation of the financial statements of the Corporation or any of its current subsidiaries at any time during the past three years. Subject to the foregoing, the exact number of members of the Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board.

      Each member shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in such individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      The members of the Committee shall be appointed by the Board and continue to be members until their successors are elected and qualified as directors and appointed to the Committee or until their earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by the Board at any time.

      The Board may appoint one member to serve as Chair of the Committee. The Chair shall set the agenda for the Committee’s meetings, convene and chair the Committee’s regular and special meetings and act as the Committee’s representative to the Board in communicating with the Board and management. If the Board fails to appoint a Chair of the Committee, the members of the Committee shall elect a Chair by majority vote of the full Committee to serve at the pleasure of the majority of the full Committee.

ARTICLE IV

RESPONSIBILITIES

      The principal responsibilities and functions of the Committee are set forth below. The Committee is authorized to carry out these responsibilities and other responsibilities assigned to it by the Board from time to time, and to take any action reasonably related to the mandate of this Charter. Subject to any restrictions set forth in the Corporation’s Certificate of Incorporation and Bylaws and applicable law, the Committee shall have all power and authority necessary or appropriate to carry out its purposes and responsibilities.

      The Committee’s role in performing its responsibilities and functions is one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements and the Corporation’s independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the Corporation’s independent auditors, have more time, knowledge and more detailed information concerning the Corporation than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to work of the Corporation’s independent auditors. Further, auditing literature, particularly Statement of Auditing Standards (“SAS”) No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as applied to the Committee in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

      A.     Independent Auditors

1.	Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. The independent auditors shall report directly to the Committee.

2.	Pre-approve all audit and permissible non-audit services to be performed for the Corporation by a registered public accounting firm in accordance with the provisions of § 10A(i) of the Securities Exchange Act of 1934, as amended.

3.	Review and discuss with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditors with respect to interim periods.

4.	Discuss with the Corporation’s independent auditors the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented.

5.	At least annually, discuss with the independent auditors their independence and receive each of the following in writing:

(a)	Disclosure of all relationships between the auditors and their related entities and the Corporation and its related entities or services provided by the auditors and their related entities to the Corporation and its related entities that in the auditors’ professional judgment may reasonably be thought to bear on independence, consistent with Independence Standards Board Standard No. 1, as may be modified or supplemented, or impact the objectivity of the independent auditors; and

(b)	Confirmation that, in the auditors’ professional judgment, the independent auditors are independent of the Corporation within the meaning of the federal securities laws.

6.	Review and concur with the Corporation’s hiring as an employee or engaging as a contractor or consultant of any employees of the Corporation’s independent auditors who were engaged on the account of the Corporation or any of its subsidiaries in the most recent twelve months.

7.	At least annually, evaluate the independent auditors’ qualifications, performance and independence, including a review and evaluation of the lead partner of the independent auditors, and present its conclusions to the Board. In making its evaluation, the Committee should take into account the opinions of management and should consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

8.	Prepare an audit committee report for inclusion in the Corporation’s annual proxy statement in accordance with the rules promulgated by the SEC.

      B.     Financial Statements

1.	Review and discuss with the Corporation’s independent auditors and management the Corporation’s audited financial statements and quarterly financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

2.	Review and discuss with management and the independent auditors any transactions or courses of dealing with parties related to the Corporation which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Corporation’s financial statements.

3.	Review and discuss with management and the independent auditors the accounting policies that may be viewed as critical, any significant changes in the Corporation’s accounting policies and any accounting or financial reporting proposals that may have a significant impact on the Corporation’s financial reports. Inquire about the Corporation’s independent auditors’ views about management’s choices among alternative accounting principles and the quality of the Corporation’s accounting principles as applied in its financial reporting.

4.	Review and discuss with management and the independent auditors any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with entities of which the Committee is made aware whose accounts are not consolidated in the financial statements of the Corporation and that may have a material current or future effect on the Corporation’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

5.	Review and recommend action with respect to the results of each independent audit of the Corporation’s financial statements, including problems encountered in connection with such audit and recommendations of the independent auditors arising as a result of such audit.

6.	Based on (a) its review and discussions with management of the Corporation’s audited financial statements, (b) its discussion with the independent auditors of the matters to be communicated pursuant to SAS 61 and (c) the written disclosures from the Corporation’s independent auditors regarding independence, recommend to the Board whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

      C.     Internal Accounting

1.	Review with the Corporation’s independent auditors and financial management (a) the adequacy and effectiveness of the Corporation’s system of disclosure controls and procedures and internal controls over financial reporting; (b) all significant deficiencies in the design or operation of the Corporation’s internal controls over financial reporting that could adversely affect the Corporation’s ability to record, process, summarize and report financial data; (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls over financial reporting; (d) the adequacy and effectiveness of those portions of the Corporation’s code of business conduct and ethics that relate to the integrity of the Corporation’s financial reporting; and (e) the related findings and recommendations of the Corporation’s independent auditors together with management’s responses.

      D.     Management and Employee Conduct Policies

1.	Review from time to time and make recommendations with respect to the Corporation’s policies relating to management conduct and oversee procedures and practices to ensure compliance therewith. Such policies shall include, without limitation, those relating to (a) transactions between the Corporation and members of its management, (b) political contributions and other sensitive payments, (c) compliance with the Foreign Corrupt Practices Act and (d) corporate or competitive opportunities offered to or enjoyed by members of such management.

2.	Make interpretations from time to time as to the scope and application of the Corporation’s management conduct policies.

3.	Review periodically with senior management the provisions of the Corporation’s code of business conduct and ethics (including the Corporation’s policies and procedures with regard to trading by Corporation personnel in securities of the Corporation and use in trading of proprietary or confidential information) bearing on the integrity of financial reporting including any waivers provided under such code since the last review.

4.	Review on an ongoing basis and approve or disapprove all related party transactions that are required to be disclosed by Item 404 of Regulation S-K promulgated by the SEC.

5.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

      E.     Annual Self-Evaluation

1.	At least annually, conduct a self-evaluation of the performance of the Committee, including its overall effectiveness and compliance with this Charter.

2.	At least annually, review this Charter and reassess its adequacy.

      The foregoing functions and responsibilities are set forth with the understanding that the Committee may, to the extent permitted by applicable laws or regulations, diverge therefrom as appropriate given the circumstances.

      In discharging its role, the Committee encourages free and open communication among the Committee, the Corporation’s independent auditors and management. The Committee shall have the resources and authority necessary to discharge its duties and responsibilities, including the resources and authority to retain outside separate counsel or other experts or consultants, as it deems appropriate. The Committee is empowered to investigate any matter brought to its attention that is within the scope of or otherwise relevant to its responsibilities, with all requisite access to all books, records, facilities and personnel of the Corporation and with access to the Corporation’s outside legal counsel and other advisors.

ARTICLE V

PROCEDURES

      The Committee shall meet at least once each fiscal quarter. Additional meetings shall occur as the Committee or its Chair deems advisable.

      The Committee shall keep regular minutes of its meetings, and shall report its actions to the next meeting of the Board. Meetings and actions of the Committee shall be governed by, and held and taken in accordance with, the provisions of the Corporation’s Bylaws, with such changes in the context of those Bylaws as are necessary to substitute the Committee, the Chair of the Committee and its members for the Board, the Chairman of the Board and its members. Regular meetings of the Committee may be held at such time and such place as the Committee determines from time to time. In the absence of the Chair, a member designated by the Chair or designated by a majority of the members in attendance shall preside at a meeting.

      The Committee may, to the extent permitted by applicable laws and regulations, form and delegate any of its responsibilities to, a subcommittee so long as such subcommittee consists of at least two members of the Committee. The requirements for action by a subcommittee shall, except as otherwise provided by act of the Committee, be the same as applicable to the Committee.

      All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. To perform its oversight functions effectively, the Committee should meet separately, periodically, with management, with the internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors. The Committee may, at its discretion and at the invitation of the Chair, include in its meetings members of the Corporation’s management, representatives of the Corporation’s outside advisors, any other personnel employed or retained by the Corporation or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director who is not a member of the Committee.

PROXY
BIG 5 SPORTING GOODS CORPORATION

PROXY FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation (the “Company”) and the accompanying Proxy Statement relating to the above-referenced Annual Meeting, and hereby appoints Steven G. Miller, Gary S. Meade and Charles P. Kirk, or any of them, with full power of substitution and resubstitution in each, as attorneys and proxies of the undersigned.

Said proxies are hereby given authority to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the 2004 Annual Meeting of Stockholders of the Company and at any and all adjournments or postponements thereof on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED AS DIRECTORS OF THE COMPANY.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
ENVELOPE.

(See reverse side)

▼   FOLD AND DETACH HERE   ▼

Big 5 Sporting Goods Corporation

1.	Election of Two Class B Directors:

☐	FOR ALL	☐	WITHHOLD AUTHORITY FOR ALL	Please mark votes
				as in this example:	☒

Nominees: Sandra N. Bane, Michael D. Miller

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXIES ARE AUTHORIZED TO VOTE “FOR” THE ELECTION OF THE ABOVE-LISTED NOMINEES OR SUCH SUBSTITUTE NOMINEE(S) FOR DIRECTORS AS THE BOARD OF DIRECTORS OF THE COMPANY SHALL SELECT. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO MARCH 12, 2004.

For address changes, please mark the box to
the right and write them on the label below.	☐

Dated:                    , 2004

Signature

Signature

Note: Please date and sign exactly as your name(s) appear on this proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.

Please Detach Here
▼   You Must Detach This Portion of the Proxy Card   ▼
Before Returning it in the Enclosed Envelope